UNITED STATES
                         SECURITIES AND EXCHANGE COMMISSION
                              Washington, D.C. 20549



                                    FORM 8-K

                                 CURRENT REPORT
       Pursuant to Sec. 13 or 15(d) of the Securities Exchange Act of 1934



       Date of Report (Date of earliest event reported) :  October 18, 2002



     GE CAPITAL COMMERCIAL MORTGAGE CORPORATION (as depositor under the Pooling and Servicing Agreement, dated December 10, 2000, providing for the issuance of the GE Capital Commercial Mortgage Corporation Commercial Mortgage Pass-Through Certificates Series 2000-1).

                   GE CAPITAL COMMERCIAL MORTGAGE CORPORATION
             (Exact name of registrant as specified in its charter)


       Delaware                    333-45884-01                 22-3755203
     (State or other          (Commission File Number)       (IRS Employer
     jurisdiction of                                       Identification No.)
     incorporation)


292 Long Ridge Road
Stamford, Connecticut                                           06927
(Address of principal executive offices)                       (Zip Code)


       Registrant's telephone number, including area code : (203) 357-4000

                                       N/A
         (Former name or former address, if changed since last report.)

Item 5.    Other Events.

     This report and the attached exhibits are being filed pursuant to "no-action" positions taken by the Securities and Exchange Commission with respect to alternative means of satisfying the Registrant's reporting obligations under the Securities Exchange Act of 1934, as amended, with respect to the Registrant's GE Capital Commercial Mortgage Corporation Commercial Mortgage Pass-Through Certificates Series 2000-1. The Certificates were issued, and this report and exhibits are being filed, pursuant to the terms of the Pooling and Servicing Agreement, dated as of December 10, 2000 (the "Agreement"), among GE Capital Commercial Mortgage Corporation, as depositor, GE Capital Loan Services Inc., as master servicer, Lend Lease Asset Management Inc as special servicer, and Wells Fargo Bank Minnesota, N.A. as trustee, under the terms of the Agreement.

     On October 18, 2002 distributions were made to the Certificateholders. Specific information with respect to these distributions is filed as Exhibits
99.1. No other reportable transactions or matters have occurred during the current reporting period.

Item 7.    Financial Statements and Exhibits.

           (a)   Not applicable

           (b)   Not applicable

           (c)   The following exhibit is filed as part of this report:

                 Statement to Certificateholders on October 18, 2002 as Exhibit 99.1.

GE CAPITAL COMMERCIAL MORTGAGE CORPORATION
Commercial Mortgage Pass-Through Certificates Series 2000-1
-----------------------------------------------------------------------------




Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

                                     JPMORGAN CHASE BANK,
                                     not in its individual capacity but solely as Paying Agent under the Agreement referred to herein




Date:  October 21,  2002           By:   /s/ Diane E. Wallace
                                        --------------------------------------
                                        Diane E. Wallace
                                        Assistant Vice President

INDEX TO EXHIBITS

      Exhibit
      Number                  Description of Exhibits

      99.1     Statement to Certificateholders on October 18, 2002

                                  Exhibit 99.1

              Monthly Certificateholder Statement on October 18, 2002





                           GE Capital Commercial Mortgage Corporation
                    Commercial Mortgage Pass-Through Certificates Series 2000-1
                                 STATEMENT TO CERTIFICATEHOLDERS
                                       October 18, 2002
-----------------------------------------------------------------------------------------------------------------------------------
                                             DISTRIBUTION IN DOLLARS
-----------------------------------------------------------------------------------------------------------------------------------
                                                                                       PREPAYMENT            REALIZED
                  CURRENT      ORIGINAL        BEGINNING                               PREMIUMS/             LOSSES/    ENDING
                PASS THROUGH     FACE          PRINCIPAL                               YIELD MAINT           TRUST      PRINCIPAL
CLASS  CUSIP        RATE         VALUE         BALANCE       PRINCIPAL      INTEREST   CHARGES     TOTAL     EXPENSES   BALANCE
-----------------------------------------------------------------------------------------------------------------------------------
A1       36158YAA7   6.3200%   111,957,000.00  102,084,167.87   573,541.82   537,643.28   0.00   1,111,185.10   0.00  101,510,626.05
A2       36158YAB5   6.4960%   429,151,265.00  429,151,265.00         0.00 2,323,138.85   0.00   2,323,138.85   0.00  429,151,265.00
B        36158YAD1   6.5880%    28,293,243.00   28,293,243.00         0.00   155,329.90   0.00     155,329.90   0.00   28,293,243.00
C        36158YAE9   6.7340%    31,829,898.00   31,829,898.00         0.00   178,618.78   0.00     178,618.78   0.00   31,829,898.00
D        36158YAF6   6.8620%     8,841,638.00    8,841,638.00         0.00    50,559.43   0.00      50,559.43   0.00    8,841,638.00
E        36158YAG4   7.1696%    22,988,260.00   22,988,260.00         0.00   137,347.11   0.00     137,347.11   0.00   22,988,260.00
F        36158YAH2   7.5196%     8,841,638.00    8,841,638.00         0.00    55,404.62   0.00      55,404.62   0.00    8,841,638.00
G        36158YAJ8   6.1310%    23,872,424.00   23,872,424.00         0.00   121,968.19   0.00     121,968.19   0.00   23,872,424.00
H        36158YAK5   6.1310%     6,189,147.00    6,189,147.00         0.00    31,621.38   0.00      31,621.38   0.00    6,189,147.00
I        36158YAL3   6.1310%     5,304,983.00    5,304,983.00         0.00    27,104.04   0.00      27,104.04   0.00    5,304,983.00
J        36158YAM1   6.1310%     7,073,310.00    7,073,310.00         0.00    36,138.72   0.00      36,138.72   0.00    7,073,310.00
K        36158YAN9   6.1310%     6,189,147.00    6,189,147.00         0.00    31,621.38   0.00      31,621.38   0.00    6,189,147.00
L        36158YAP4   6.1310%     6,189,147.00    6,189,147.00         0.00    31,621.38   0.00      31,621.38   0.00    6,189,147.00
M        36158YAQ2   6.1310%    10,609,966.00   10,609,966.00         0.00    51,802.64   0.00      51,802.64   0.00   10,609,966.00
R        na          0.0000%             0.00            0.00         0.00         0.00   0.00           0.00   0.00            0.00
S        na          0.0000%             0.00            0.00         0.00         0.00   0.00           0.00   0.00            0.00
LR       N/A         0.0000%             0.00            0.00         0.00         0.00   0.00           0.00   0.00            0.00
TOTALS                         707,331,066.00  697,458,233.87   573,541.82 3,769,919.70   0.00   4,343,461.52   0.00  696,884,692.05
X        36158YAC3   1.6492%   707,331,066.00  697,458,233.87         0.00   958,531.72   0.00     958,531.72   0.00  696,884,692.05
-----------------------------------------------------------------------------------------------------------------------------------

-----------------------------------------------------------------------------------------------------------------------------------
             FACTOR INFORMATION PER $1,000 OF ORIGINAL FACE
-----------------------------------------------------------------------------------------------------------------------------------
                     BEGINNINNG                                 PREPAYMENT                    REALIZED           ENDING
                     PRINCIPAL                                PREMIUMS/YIELD                LOSSES/TRUST       PRINCIPAL
CLASS  CUSIP         FACTOR       PRINCIPAL        INTEREST    MAINT CHARGES   TOTAL         EXPENSES           FACTOR
-----------------------------------------------------------------------------------------------------------------------------------
A1      36158YAA7     911.81585671    5.12287593    4.80223014   0.0000      9.92510607        0.0000      906.69298079
A2      36158YAB5    1000.00000000    0.00000000    5.41333334   0.0000      5.41333334        0.0000     1000.00000000
B       36158YAD1    1000.00000000    0.00000000    5.48999986   0.0000      5.48999986        0.0000     1000.00000000
C       36158YAE9    1000.00000000    0.00000000    5.61166674   0.0000      5.61166674        0.0000     1000.00000000
D       36158YAF6    1000.00000000    0.00000000    5.71833296   0.0000      5.71833296        0.0000     1000.00000000
E       36158YAG4    1000.00000000    0.00000000    5.97466315   0.0000      5.97466315        0.0000     1000.00000000
F       36158YAH2    1000.00000000    0.00000000    6.26632984   0.0000      6.26632984        0.0000     1000.00000000
G       36158YAJ8    1000.00000000    0.00000000    5.10916654   0.0000      5.10916654        0.0000     1000.00000000
H       36158YAK5    1000.00000000    0.00000000    5.10916609   0.0000      5.10916609        0.0000     1000.00000000
I       36158YAL3    1000.00000000    0.00000000    5.10916623   0.0000      5.10916623        0.0000     1000.00000000
J       36158YAM1    1000.00000000    0.00000000    5.10916671   0.0000      5.10916671        0.0000     1000.00000000
K       36158YAN9    1000.00000000    0.00000000    5.10916609   0.0000      5.10916609        0.0000     1000.00000000
L       36158YAP4    1000.00000000    0.00000000    5.10916609   0.0000      5.10916609        0.0000     1000.00000000
M       36158YAQ2    1000.00000000    0.00000000    4.88245108   0.0000      4.88245108        0.0000     1000.00000000
R       na              0.00000000    0.00000000    0.00000000   0.0000      0.00000000        0.0000        0.00000000
S       na              0.00000000    0.00000000    0.00000000   0.0000      0.00000000        0.0000        0.00000000
LR      N/A             0.00000000    0.00000000    0.00000000   0.0000      0.00000000        0.0000        0.00000000
TOTALS                986.04213415    0.81085343    5.32978103   0.0000      6.14063446        0.0000      985.23128072
X       36158YAC3     986.04213415    0.00000000    1.35513873   0.0000      1.35513873        0.0000      985.23128072
----------------------------------------------------------------------------------------------------------------------------------


If there are any questions or problems with this statement, please contact the Administrator listed below:

                                  SCOTT RUBIN
                  JPMORGAN CHASE BANK - STRUCTURED FINANCE SERVICES
                        450 WEST 33RD STREET, 14TH FLOOR
                            NEW YORK, NEW YORK 10001
                                (212) 946-8847






Available Funds                                                           5,301,993.27
Principal Distribution Amount                                             573,541.82
        Scheduled Principal Distribution Amount                           573,541.82
        Unscheduled Principal Distribution Amount                                 0.00

Miscellaneous Trust Fund Expenses                                                 0.00

Interest Reserve Account
        Deposits                                                                  0.00
        Withdrawals                                                               0.00


Balance  Information
-----------------------------------------------------------------------------------------------------------------------------------
GROUP   LOAN COUNT      SCHEDULED    BEGINNING      BEGINNING          BEGINNING       ENDING        ENDING              ENDING
            AT          BALANCE AT     LOAN         SCHEDULED          UNPAID          LOAN          SCHEDULED           UNPAID
      SECURITIZATION  SECURITIZATION   COUNT        BALANCE            BALANCE         COUNT         BALANCE             BALANCE
-----------------------------------------------------------------------------------------------------------------------------------
 1         102       707,331,066.62      102     697,458,233.87     697,458,233.87       102       696,884,692.05    696,899,755.40
TOTALS     102       707,331,066.62      102     697,458,233.87     697,458,233.87       102       696,884,692.05    696,899,755.40
-----------------------------------------------------------------------------------------------------------------------------------

Loan Status Summary
---------------------------------------------------------------------------------------------------------------------
Loan Status Code        Description                            Number  Aggregate Principal Balance     Percentage

B               Late Payment But Less than 30 days Delinquent   3       20,129,058.65                    2.888435%
O               Current                                         99      676,755,633.40                  97.111565%
Totals                                                          102     696,884,692.05                  100.000000%
---------------------------------------------------------------------------------------------------------------------


Prepayment Penalties
                             ---------------------------------------------------------------
                                CLASS               PREPAYMENT          YIELD MAINTENANCE
                                                     PREMIUM
                             ---------------------------------------------------------------
                                 A1             0.00                           0.00
                                 A2             0.00                           0.00
                                 B              0.00                           0.00
                                 C              0.00                           0.00
                                 D              0.00                           0.00
                                 E              0.00                           0.00
                                 F              0.00                           0.00
                                 G              0.00                           0.00
                                 H              0.00                           0.00
                                 I              0.00                           0.00
                                 J              0.00                           0.00
                                 K              0.00                           0.00
                                 L              0.00                           0.00
                                 M              0.00                           0.00
                                 R              0.00                           0.00
                                 S              0.00                           0.00
                                LR              0.00                           0.00
                               TOTALS           0.00                           0.00
                             ---------------------------------------------------------------

Advance Summary

        Principal & Interest Advances
                Current Principal & Interest Advances                               150,124.66
                Outstanding Principal & Interest Advances                           150,124.66
                Reimbursement of Interest on any P&I Advances                            0.00
                Reimbursement of Interest on any T&I Advances                            0.00
Fee Summary
        Servicing Fees                                                              32,914.44
        Trustee Fees                                                                   929.94
        Special Servicer Fee                                                         2,405.44
        Workout Fee                                                                      0.00


Appraisal Reduction Amounts             ---------------------------------------------------
                                        LOAN NUMBER     APPRAISAL             APPRAISAL
                                                      REDUCTION EFFECTED   REDUCTION AMOUNT
                                                           DATE
                                        ---------------------------------------------------
                                           NONE
                                        ---------------------------------------------------


Advance Reduction Due to Appraisal Reduction Amt (ASER)                                  0.00


Interest Detail
----------------------------------------------------------------------------------------------------------------------------------
CLASS         ACCRUED       PREPAYMENT      BEGINNING      INTEREST      TOTAL             CERTIFICATE         ENDING
              CERTIFICATE   INTEREST        UNPAID         LOSS          INTEREST            INTEREST          UNPAID
               INTEREST     SHORTFALL       INTEREST                    PAYABLE           DISTRIBUTABLE       INTEREST
----------------------------------------------------------------------------------------------------------------------------------
A1          537,643.28        0.00               0.00        0.00         537,643.28      537,643.28                0.00
A2        2,323,138.85        0.00               0.00        0.00       2,323,138.85    2,323,138.85                0.00
B           155,329.90        0.00               0.00        0.00         155,329.90      155,329.90                0.00
C           178,618.78        0.00               0.00        0.00         178,618.78      178,618.78                0.00
D            50,559.43        0.00               0.00        0.00          50,559.43       50,559.43                0.00
E           137,347.11        0.00               0.00        0.00         137,347.11      137,347.11                0.00
F            55,404.62        0.00               0.00        0.00          55,404.62       55,404.62                0.00
G           121,968.19        0.00               0.00        0.00         121,968.19      121,968.19                0.00
H            31,621.38        0.00               0.00        0.00          31,621.38       31,621.38                0.00
I            27,104.04        0.00               0.00        0.00          27,104.04       27,104.04                0.00
J            36,138.72        0.00               0.00        0.00          36,138.72       36,138.72                0.00
K            31,621.38        0.00               0.00        0.00          31,621.38       31,621.38                0.00
L            31,621.38        0.00               0.00        0.00          31,621.38       31,621.38                0.00
M            54,208.08        0.00          13,125.98        0.00          67,334.06       51,802.64           15,531.42
X           958,531.72        0.00               0.00        0.00         958,531.72      958,531.72                0.00
R                 0.00        0.00               0.00        0.00               0.00            0.00                0.00
S                 0.00        0.00               0.00        0.00               0.00            0.00                0.00
LR                0.00        0.00               0.00        0.00               0.00            0.00                0.00
TOTALS    4,730,856.86        0.00          13,125.98        0.00       4,743,982.84    4,728,451.42           15,531.42
----------------------------------------------------------------------------------------------------------------------------------


Reports Available at www.jpmorgan.com/absmbs           Copyright 2001 J.P.Morgan Chase & Co.All rights reserved.

